EXHIBIT 10.1


            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of September 22, 2000 is made among APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria"), and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section
9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on
Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), and BANK OF AMERICA, NATIONAL ASSOCIATION (as successor to Bank of America National Trust and Savings Association and NationsBank of Texas, N.A.), as the Syndication, Administrative and Collateral Agent (the "Administrative and Collateral Agent"). Capitalized terms used but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                                    RECITALS
                                    --------

     I. The Borrowers, the Banks (or the predecessors thereto) and the Administrative and Collateral Agent are parties to the Amended and Restated Credit Agreement dated as of November 13, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement and Consent, dated as of January 15, 1999, as amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of February 23, 1999, as amended by the Third Amendment to Amended and Restated Credit Agreement, dated as of April 22, 1999, as amended by the Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 22, 1999, and as amended by the Fifth Amendment to Amended and Restated Credit Agreement, dated March 24, 2000 (the "Credit Agreement"), pursuant to which the Banks extended certain credit to the Borrowers.

     II. The Borrowers have requested that the Banks restructure certain provisions of the Credit Agreement.

     III. The Banks are willing to accommodate the request of the Borrowers on the terms and conditions specified in this Amendment.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1.   Amendments to Section 1.1 of the Credit Agreement.

          a. The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Applicable   Margin"  shall  mean  2.75%  with  respect  to  all
          Eurodollar Loans, 1.75% with respect to all Base Rate Loans and .375% with respect to the Revolving Loan Commitment Fee.

          b. The definition of "Arranger" in Section 1.1 of the Credit Agreement is amended to delete "NationsBanc Montgomery Securities LLC" and to insert "Banc of America Securities LLC" in its place.

          c. The definition of "Final Maturity Date" in Section 1.1 of the Credit Agreement is amended to delete "August 9, 2001" and to insert "September 30, 2002" in its place.

          d. The definition of "Guarantors" in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows: "Guarantors" shall mean (w) Apria, (x)each Material Subsidiary, (y) Apria Management Systems, Inc. and (z) Apria Number Two, Inc.

          e. The definition of "Reference Banks" in Section 1.1 of the Credit Agreement is amended to delete the phrase "and NationsBank".

          f. The definition of "Required Banks" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Required Banks" shall mean, subject to Section 13.13(b), Banks having in excess of 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans plus (b) the aggregate amount of the Revolving Loan Commitments (or, if the Revolving Loan Commitments shall have terminated, the sum of (i) the aggregate unpaid principal amount of the Revolving Loans plus (ii) the aggregate amount of all Letter of Credit Outstandings).

          g. A new definition of "Required Revolving Banks" is inserted in the appropriate alphabetical order in Section 1.1 of the Credit Agreement reading as follows:

               "Required Revolving Banks" shall mean, subject to Section 13.13(b), Revolving Banks having in excess of 50% of the aggregate amount of the Revolving Loan Commitments or, if the Revolving Loan Commitments shall have terminated, Revolving Banks holding in excess of 50% of the sum of (a) the aggregate unpaid principal amount of the Revolving Loans plus (b) the aggregate amount of all Letter of Credit Outstandings.

          h.  A  new  definition  of  "Revolving   Banks"  is  inserted  in  the
appropriate alphabetical order in Section 1.1 of the Credit Agreement reading as follows:

               "Revolving Banks" shall mean Banks that have Revolving Loan Commitments as set forth in Schedule I to the Credit Agreement.

          i. Each reference to "Bank" in the definition of "Revolving Loan Commitment" in Section 1.1 of the Credit Agreement is deleted and replaced by "Revolving Bank".

          j. A new definition of "Term Banks" is inserted in the appropriate alphabetical order in Section 1.1 of the Credit Agreement reading as follows:

               "Term Banks" shall mean Banks that have Term Loans as set forth in Schedule I to the Credit Agreement.

          k.  Each   reference  to  "Bank"  in  the  definition  of  "Term  Loan
Commitments" in Section 1.1 of the Credit Agreement is deleted and replaced by "Term Bank".

          l. The reference to "Banks" in the definition of "Total Term Loan Commitment" in Section 1.1 of the Credit Agreement is deleted and replaced by "Term Banks".

     2. Global Amendment to Credit Agreement. The Credit Agreement is globally amended to replace the term "Reference Banks" with "Reference Bank".

     3. Amendments to Section 2.1 of the Credit Agreement. Each reference to "Bank" or "Banks" in subsections (a), (b) and (c) of Section 2.1 of the Credit Agreement is deleted and replaced by "Revolving Bank" or "Revolving Banks", as applicable. Each reference to "Bank" in subsection (d) of Section 2.1 of the Credit Agreement is deleted and replaced by "Term Bank".

     4. Amendments to Section 2.4 of the Credit Agreement. Each reference to "Bank" in Section 2.4 of the Credit Agreement is deleted and replaced by "Revolving Bank".

     5. Amendments to Section 2.5(b) of the Credit Agreement. Each reference to "Bank" in Section 2.5(b) of the Credit Agreement is deleted and replaced by "Revolving Bank".

     6. Amendments to Section 2.5(d) of the Credit Agreement. Each reference to "Bank" in Section 2.5(d) of the Credit Agreement is deleted and replaced by "Term Bank".

     7. Amendments to Section 2.13 of the Credit Agreement. Section 2.13 of the Credit Agreement is amended as follows:

          (i) The initial paragraph, but not the provisos, is amended and restated in its entirety to read as follows:

               Upon (a)(i) the receipt of notice from a Revolving Bank pursuant to Section 2.10 or (ii) any Revolving Bank failing to fulfill its obligations to make a Revolving Loan at a time when the conditions precedent set forth in Sections 6 and 7 shall have been satisfied in the opinion of the Required Revolving Banks, as set forth in Section 13.13(b) ( in each case, an "Affected Bank") or (b) any Bank or Banks (other than the Administrative and Collateral Agent or any Issuing
          Bank) failing to consent to any proposed amendment, modification or waiver as contemplated by Section 13.13(a), but Banks holding at least 85% of the sum of (a) the aggregate unpaid principal amount of the Term Loans plus (b) the aggregate amount of the Revolving Loan
          Commitments (or, if the Revolving Loan Commitments shall have terminated, the sum of (i) the aggregate unpaid principal amount of the Revolving Loans plus (ii) the aggregate amount of all Letter of Credit Outstandings) having consented to such an amendment, modification or waiver (in each case, a "Non-Consenting Bank"), the Borrowers shall have the right, if no Event of Default then exists, to replace any such Affected Bank or Non-Consenting Bank (the "Replaced Bank") with one or more Eligible Transferee or Transferees, (collectively, the "Replacement Bank") reasonably acceptable to the Administrative and Collateral Agent and the Issuing Bank; provided that"

          (ii) Proviso (i) to Section 2.13 is amended by adding the phrase ", if any,"after the phrase "Revolving Loan Commitments" in the third line thereof and after the phrase "Replaced Bank's Loan Percentage" in the thirteenth line thereof.

     8. Amendment to Section 2.14 of the Credit Agreement. Section 2.14 of the Credit Agreement is amended by adding the term "Revolving" prior to the term "Bank" in the first line thereof and prior to the phrase "Bank's Revolving Loan Commitment" in the last line thereof.

     9. Amendments to Section 3.4(a) of the Credit Agreement. Each reference to "Bank" in Section 3.4(a) of the Credit Agreement is deleted and replaced by "Revolving Bank"; provided that such change shall not affect any references therein to "Issuing Bank".

     10. Amendment to Section 3.4(f)(v) of the Credit Agreement. The reference to "Bank" in Section 3.4(f)(v) of the Credit Agreement is deleted and replaced by "Revolving Bank"; provided that such change shall not affect any references therein to "Issuing Bank".

     11. Amendments to Section 4.1 of the Credit Agreement. Each reference to "Bank" or "Banks" in Section 4.1 of the Credit Agreement is deleted and replaced by "Revolving Bank" or "Revolving Banks", as applicable; provided that such change shall not affect any references therein to "Issuing Bank".

     12. Amendments to Section 4.2 of the Credit Agreement. Each reference to "Bank" or "Banks" in Section 4.2 of the Credit Agreement (except with respect to the term "Bank" in the parenthetical commencing in the third line thereof) is deleted and replaced by "Revolving Bank" or "Revolving Banks", as applicable.

     13. Amendment to Section 4.3(c) of the Credit Agreement. The reference to "Bank" in Section 4.3(c) of the Credit Agreement is deleted and replaced byn "Revolving Bank".

     14. Amendment to Section 5.2(a)(A) of the Credit Agreement. The reference to "Banks" in Section 5.2(a)(A) of the Credit Agreement is deleted and replaced by "Revolving Banks".

     15. Amendment to Section 5.2(a)(D) of the Credit Agreement. Section 5.2(a)(D) of the Credit Agreement is amended and restated in its entirety as follows:

               (D) The Borrowers shall make the following payments of principal of the Term Loans (including accrued interest thereon) or in the event that the Term Loans have been paid in full of principal of the Revolving Loans (including accrued interest thereon) on the following dates:

                   DATE                           AMOUNT
                   ------------------           -----------
                   December 31, 2000             $5,000,000
                   March 31, 2001               $10,000,000
                   June 30, 2001                $10,000,000
                   September 30, 2001           $10,000,000
                   December 31, 2001            $10,000,000
                   March 31, 2002               $10,000,000
                   June 30, 2002                $10,000,000

     16. Amendment to Section 5.2(b)(A) of the Credit Agreement. Section 5.2(b)(A) of the Credit Agreement is amended by replacing the period at the end of clause (v) with a "; and" and adding the following proviso at the end of such clause:

          ; provided, however, that upon the occurrence and during the continuance of a Default, such proceeds shall be applied pro rata to the Term Loans and the obligations referenced in clauses (i) through
          (iv) above; provided, further that upon such Default no longer being in effect, the cash collateral provided pursuant to clause (iv) shall be applied to the Term Loans in accordance with clause (i).

     17. Amendment to Section 5.2(a)(C) of the Credit Agreement. The reference to "then outstanding Loans " in the last line of Section 5.2(a)(C) of the Credit Agreement is deleted and replaced by the following: "Term Loans; provided, however, that upon the occurrence and during the continuance of a Default, such proceeds shall be applied pro rata to the Revolving Loans then outstanding, if any, and the Term Loans".

     18. Amendment to Section 5.4(b) of the Credit Agreement. Each reference to "Form 4224 or Form 1001" in Section 5.4(b) of the Credit Agreement is deleted and replaced by "Form W-8BEN or W-8ECI."

     19. Amendment to Section 7 of the Credit Agreement. The reference to "Bank" in the introductory paragraph of Section 7 of the Credit Agreement is deleted and replaced by "Revolving Bank".

     20. Amendment to Section 9.13(a)(ii) of the Credit Agreement. Section 9.13(a)(ii) of the Credit Agreement is amended by replacing the amount
"$125,000,000" appearing twice in such paragraph (ii) with the amount "$200,000,000".

     21. Amendment to Section 10.3 of the Credit Agreement. Section 10.3 of the Credit Agreement is amended by deleting clauses (i) and (ii) in the proviso thereof and replacing such clauses with the following: "(i) $30,000,000 for the period commencing October 22, 1999 and ending August 13, 2001 and (ii) $20,000,000 (plus the unused portion of the $30,000,000 referenced in clause (i) above) for the period commencing August 14, 2001 and ending on the Final Maturity Date."

     22. Amendment to Section 10.4 of the Credit Agreement. Section 10.4 of the Credit Agreement is amended by adding the following phrase at the end of such
Section: "or as approved in writing by the Administrative and Collateral Agent; provided, that such Subsidiary shall execute and deliver a Joinder Agreement and the Guaranty (by an amendment thereto pursuant to which it becomes a party thereto) or a substantially similar guaranty as described in Section 9.13(c)."

     23. Amendment to Section 10.10 of the Credit Agreement. Section 10.10 of the Credit Agreement is amended and restated in its entirety as follows:

          Consolidated Funded Indebtedness to Consolidated EBITDA. Apria will not permit the Consolidated Funded Indebtedness to Consolidated EBITDA Ratio as of the end of any fiscal quarter to exceed 2.75 to 1 during the period commencing September 30, 2000 and ending on the Final Maturity Date.

     24. Amendment to Section 13.4(b) of the Credit Agreement. Section 13.4(b) of the Credit Agreement is amended as follows:

          (a) by deleting clause (x) thereof in its entirety and replacing it with the following new clause (x):

               (x) assign all or a portion of its Loans, Term Loan Commitments or Revolving Loan Commitments and related outstanding obligations under this Agreement to one or more Banks or Affiliates of such Banks or any entity (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Bank or an Affiliate of such Bank or; and

          (b) by deleting the phrase "(i) any such assignment shall be for an equal percentage of its Term Loans, Revolving Loans and Revolving Loan Commitments" and renumbering the subsequent subsections (ii) through (v) of such paragraph (b).

     25. Amendment to Section 13.13(a) of the Credit Agreement. Section 13.13(a) of the Credit Agreement is amended by inserting the following phrase after the colon in the second proviso of such section: "(w) without the consent of the Required Revolving Banks, waive any provision of Section 7,".

     26. Amendment to Schedules and Exhibits. Schedules I, II, VI, VIII, IX and XI of, and Exhibit H to, the Credit Agreement are amended by replacing such Schedules and Exhibit H with Schedules I, II, VI, VIII, IX and XI and Exhibit H attached to this Amendment.

     27. Representations. Each of the Borrowers represents and warrants to the Banks that:

          (a) It has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment;

          (b) Upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement;

          (c) Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability; and

          (d) Each representation and warranty contained in Section 8 of the Credit Agreement is true and correct in all material respects as though made on and as of the date of this Amendment (except that (i) with respect to the representations and warranties contained in Section 8.5(a) of the Credit Agreement, each reference to "December 31, 1997" therein shall be deemed a reference to "December 31, 1999", each reference to "June 30, 1998" therein shall be deemed a reference to June 30, 2000" and each reference to the Effective Date shall be deemed a reference to the date of this Amendment and
(ii) with respect to any representations and warranties that expressly refer to an earlier date (other than in such Section 8.5), they are true and correct as of such earlier date).

     28. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions:

          (i) the receipt by the Administrative and Collateral Agent of the consent of each of the Banks to this Amendment;

          (ii) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Borrowers and the Administrative and Collateral Agent;

          (iii) the receipt by the Administrative and Collateral Agent, for the benefit of the Banks, of a prepayment of Term Loans, in immediately available unds, in the amount of $20,061,778;

          (iv) the receipt by the Administrative and Collateral Agent, for the benefit of the Banks, as applicable, of the principal of the Loans made by all Banks being replaced in connection with this Amendment, accrued interest on the Loans (prorated to the effective date of this Amendment) and accrued fees under the Credit Agreement (prorated to the effective date of this Amendment);

          (v) the receipt by the Administrative and Collateral Agent of all fees
due  under  the Fee  Letter  dated  August  14,  2000   between  Apria  and  the
Administrative and Collateral Agent (the "Fee Letter");

          (vi) the receipt by the Administrative and Collateral Agent, for the benefit of the Banks, an amendment fee equal to 0.25% of each Bank's Revolving Loan Commitment plus Term Loan Commitment as shown on Schedule I;

          (vii) the receipt by the Administrative and Collateral Agent of an opinion of the Borrowers' counsel in a form and substance satisfactory to the Administrative and Collateral Agent; and

          (viii) the receipt by the Administrative and Collateral Agent of an officer's certificate of Apria to the effect that no Default or Event of Default has occurred or is continuing under the Credit Agreement and that each of the representations and warranties contained in Section 27 of this Amendment are true, correct and complete in all material respects as of the date of this Amendment.

     29. Reference to and Effect on the Credit Agreement, Notes, Security Agreement and Guaranty.

          a. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. For purposes of the replacement of Banks pursuant to this Amendment, all such replacement of Banks shall be deemed to have been made in accordance with the provisions of Section 2.13 of the Credit Agreement.

          b. This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

          c. All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes, the Security Agreement and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

     30. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

     31. Expenses. Subject to the limitations set forth in the Fee Letter, the Borrowers shall reimburse the Administrative and Collateral Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Administrative and Collateral Agent) incurred by the Administrative and Collateral Agent in connection with the preparation, performance or enforcement of this Amendment.

     32. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     33. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     34. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

     35. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

     36. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                               APRIA HEALTHCARE GROUP INC.
                               APRIA HEALTHCARE, INC.
                               APRIACARE MANAGEMENT SYSTEMS, INC.
                               APRIA NUMBER TWO, INC.
                               APRIA HEALTHCARE OF NEW YORK STATE, INC.



                               By: /s/ John Maney
                                   ---------------------------------------------
                                   Name: John Maney
                                   Title: CFO


                               BANK OF AMERICA, N.A.,
                               as Administrative and Collateral Agent

                               By: /s/ Miles C. Dearden
                                   ---------------------------------------------
                                   Name: Miles C. Dearden
                                   Title: Managing Director


                               BANK OF AMERICA, N.A.,
                               as a Bank

                               By: /s/ Miles C. Dearden
                                   ---------------------------------------------
                                   Name: Miles C. Dearden
                                   Title: Managing Director


                               THE BANK OF NOVA SCOTIA

                               By: /s/ R. P. Reynolds
                                   ---------------------------------------------
                                   Name: R. P. Reynolds
                                   Title: Director


                               BNP PARIBAS

                               By: /s/ Brock Harris
                                   ---------------------------------------------
                                   Name: Brock Harris
                                   Title: Director


                               THE CHASE MANHATTAN BANK

                               By: /s/ Dawn Lee Lum
                                   ---------------------------------------------
                                   Name: Dawn Lee Lum
                                   Title: Vice President


                               CITY NATIONAL BANK

                               By: /s/ Darren Miyata
                                   ---------------------------------------------
                                   Name: Darren Miyata
                                   Title: Vice President


                               CREDIT LYONNAIS

                               By: /s/ John C. Oberle
                                   ---------------------------------------------
                                   Name: John C. Oberle
                                   Title: Vice President


                               FIRST UNION NATIONAL BANK

                               By: /s/ James P. Tanzillo
                                   ---------------------------------------------
                                   Name: James P. Tanzillo
                                   Title: Vice President


                               FLEET NATIONAL BANK

                               By: /s/ William R. Rogers
                                   ---------------------------------------------
                                   Name: William R. Rogers
                                   Title: Director


                               FOOTHILL CAPITAL CORPORATION

                               By: /s/ Jeff Nikora
                                   ---------------------------------------------
                                   Name: Jeff Nikora
                                   Title:


                               FOOTHILL INCOME TRUST, L.P.

                               By: /s/ Jeff Nikora
                                   ---------------------------------------------
                                   Name: Jeff Nikora
                                   Title:


                               MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK

                               By: /s/ Colleen B. Galle
                                   ---------------------------------------------
                                   Name: Colleen B. Galle
                                   Title: Vice President


                               UBS AG, STAMFORD BRANCH

                               By: /s/ Daniel W. Ladd III
                                   ---------------------------------------------
                                   Name: Daniel W. Ladd III
                                   Title: Executive Director


                               By: /s/ Dorothy L. McKinley
                                   ---------------------------------------------
                                   Name: Dorothy L. McKinley
                                   Title: Director, Banking Products Services,IS

                                                                                                        SCHEDULE 1

                                                                               COMMITMENTS
                                                                               -----------

                                 Revolving Loan           Revolving Loan          Term Loan               Term Loan
                                   Commitment               Commitment            Commitment              Commitment
                                                            Percentage                                    Percentage

Bank of America, N.A.            $12,343,096.24            24.68619248%         $46,656,903.76           24.68619248%

Fleet National Bank               $5,230,125.52            10.46025104%         $19,769,874.48           10.46025104%

UBS AG, Stamford Branch           $5,230,125.52            10.46025104%         $19,769,874.48           10.46025104%

Foothill Income Trust,            $2,092,050.21             4.18410042%          $7,907,949.79            4.18410042%
L.P.

Foothill Capital                  $2,092,050.21             4.18410042%          $7,907,949.79            4.18410042%
Corporation

The Bank of Nova Scotia           $4,184,100.42             8.36820084%         $15,815,899.58            8.36820084%

First Union National              $4,184,100.42             8.36820084%         $15,815,899.58            8.36820084%
Bank

The Chase Manhattan Bank          $4,184,100.42             8.36820084%         $15,815,899.58            8.36820084%

Credit Lyonnais                   $4,184,100.42             8.36820084%         $15,815,899.58            8.36820084%

Morgan Guaranty Trust             $3,138,075.31             6.27615062%         $11,861,924.69            6.27615062%
Company
Of New York

BNP Paribas                       $2,092,050.21             4.18410042%          $7,907,949.79            4.18410042%

City National Bank                $1,046,025.10             2.09205020%          $3,953,974.90            2.09205020%
                                  -------------             -----------          -------------            -----------

                                 $50,000,000.00           100.00000000%        $189,000,000.00          100.00000000%

                                                                   SCHEDULE II

                             AUTHORIZED INDIVIDUALS
                                [Section 2.3(b)]

                                Philip L. Carter
                                  John C. Maney
                                 James E. Baker
                                  Alicia Price
                               Walter H. Hinrichs

                                                                   SCHEDULE VI

                              MATERIAL SUBSIDIARIES
                                 [Section 8.13]

                             APRIA HEALTHCARE, INC.
                    APRIA HEALTHCARE OF NEW YORK STATE, INC.

                                                                  SCHEDULE VIII

                              EXISTING INDEBTEDNESS
                                 [Section 8.20]

    Under clauses (i) and (iv) of the definition of Indebtedness set forth in
                     Section 1.1(a) of the Credit Agreement

    A.   Clause (i) Indebtedness.


         The following is a list of obligations of borrowed money or for purchase prices of property or services deferred more than 90 days where the current outstanding amount of the specific obligation exceeds $1,000,000 (multiple obligations to a single creditor have not been aggregated):

                  Abbey Healthcare Group Incorporated 9 1/2% senior subordinated notes due November 1, 2002, with a current aggregate principal balance of $200,000,000 issued under the Indenture.

    B. Capitalized Lease Obligation Exceeding $1,000,000 [Clause (iv) of Definition of Indebtedness] (multiple obligations to a single creditor have been aggregated).

                           Current        Long Term        Total Debt
                           -------        ----------       ----------
         IBM               $985,141       $2,763,610       $3,748,751


    C.   Interaffiliate Debt.

         The existence of interaffiliate Indebtedness between one or more of Apria and its Material Subsidiaries has been disclosed but is not specifically listed on this schedule.

                                                                    SCHEDULE IX

                               MATERIAL CONTRACTS
                               ------------------

                                 [Section 8.23]

    A. Contracts evidencing Indebtedness for Capitalized Lease Obligations or for Borrowed Money or Deferred Purchase Price Obligations (see clauses
         (i) and (iv) of Definitions of Indebtedness in Excess of $1,000,000):

              Disclosed on Schedule VIII.

    B. Other Material Contracts involving payment by or to Borrower of more than $10,000,000 per year:

         1. Purchase Agreements in excess of $10,000,000 (multiple contracts with single or related vendors have not been aggregated):

          (a) Purchase  Agreement,  dated   December  19,  1997,  by and between
              Invacare Corporation and Apria Healthcare, Inc.

          (b) Prime Vendor Agreement, dated January 28, 2000, between Cardinal Distribution and Apria Healthcare, Inc.

          (c) Purchase Agreement, dated April 1, 1999, by and between Red Line Medical Supply, Inc. and Apria Healthcare, Inc.

          (d) Purchase   Agreement,   dated  March  1,  1999,  by  and   between
              Respironics, Inc. and Apria Healthcare, Inc.

          (e) Purchase Agreement, dated December 19, 1997, as amended, by and between Western Medica and Apria Healthcare, Inc.

          (f) Purchase Agreement, dated August 1, 2000, by and between Pacific Cylinders, Inc. and Apria Healthcare, Inc.


         2. Revenue Agreements in excess of $10,000,000 (multiple contracts with single or related entities have not been aggregated):


          (a) National Durable Medical Equipment Services Agreement, effective January 1, 2000, between Kaiser Foundation Health Plan, Inc. and certain others and Apria Healthcare, Inc.

          (b) Provider Agreement, effective April 1, 1999, between Olsten Network Management, Inc. and Apria Healthcare, Inc.

          (c) Participating Agreement, effective June 1, 1999, between United Healthcare Services, Inc. and Apria Healthcare, Inc. and Apria Healthcare of New York State, Inc.

          (d) National Ancillary Service Agreement, effective April 1, 1999, between Aetna U.S. HealthCare, Inc., on behalf of itself and its affiliates, and Apria Healthcare, Inc.


         3.   Blue Cross/Blue Shield Revenue Agreements.

              Aggregate revenue agreements with the Blue Cross/Blue Shield entities exceed $23,000,000. However, Apria does not believe that any one contract exceeds $10,000,000 in annual payments.

         4.   Interaffiliate Contracts.

              The existence of interaffiliate Material Contracts among two or more of Apria and its Material Subsidiaries has been disclosed, but the same are not specifically listed.

         5. Lease Agreements in excess of $10,000,000 (multiple contracts with single or related entities have been aggregated):

              Motor Vehicle Fleet Open-end Operating Lease Agreement, dated June 15, 1998, by and between PHH Vehicle Management Services Corporation and Apria Healthcare, Inc.

                                                                    SCHEDULE XI

                             IMMATERIAL SUBSIDIARIES
                             -----------------------

                       APRIACARE MANAGEMENT SYSTEMS, INC.
                             APRIA NUMBER TWO, INC.

                                                                      EXHIBIT H

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of __________ ___, ______, is between [______________] (the "Assignor") and
[_________________] (the "Assignee").

                                    RECITALS
                                    --------

     A. The Assignor is a party to the Amended and Restated Credit Agreement dated as of November 13, 1998 (as amended, modified, supplemented and in effect from time to time, the "Credit Agreement") between Apria Healthcare Group Inc. ("Apria") and the Subsidiaries of Apria identified on the signature pages of the Credit Agreement and any Subsidiary of Apria that shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and collectively as the "Borrowers"), each of the financial institutions listed on Schedule I to the Credit Agreement or that, pursuant to
Section 13.4 of the Credit Agreement, shall become a "Bank" under the Credit Agreement (individually, a "Bank" and collectively the "Banks"), NationsBank, N.A., as the Syndication Agent, and Bank of America, N.A. (as successor in interest to Bank of America National Trust and Savings Association and NationsBank of Texas, N.A.), as the Administrative and Collateral Agent. (All capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Credit Agreement.)

     B. The Assignor wishes to assign to the Assignee and the Assignee wishes to purchase and assume from the Assignor, all of the interest in all of the Assignor's rights and obligations under the Credit Agreement as more fully set forth below.

     C. It is a condition to such assignment and assumption that the Assignor and the Assignee shall have executed this Agreement.


                                    AGREEMENT
                                    ---------

     Accordingly,  in  consideration  of the  foregoing  and for other  good and
valuable   consideration  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the Assignor and the Assignee agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided in this Agreement), and the Assignee hereby purchases and assumes from the Assignor, [____]% of the Assignor's rights and obligations with respect to the [Revolving Loan Commitments] [Term Loan Commitments] under the Credit Agreement as of the date of this Agreement (the "Assigned Share"), including all rights and obligations with respect to the Assigned Share of the [Revolving Loans] [Term Loans] in the amount of $[________]. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment will be $[_______] and the Assignee's Term Loan Commitment will be $[______], the amount of the outstanding Loans owing to the Assignee will be $[_______] and the Assignee's Pro Rata Share of the Total Revolving Loan Commitment will be [____]% and the Assignee's Pro Rata Share of the Total Term Loan Commitment will be [____]%.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it under this Agreement and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant to the Credit Agreement or the other Credit Documents; and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by the Credit Parties of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant to the Credit Agreement or the other Credit Documents.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to in the Credit Agreement and the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative and Collateral Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii)  confirms that it is an Eligible  Transferee  under the Credit  Agreement;
(iv) appoints and authorizes the Administrative and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative and Collateral Agent by the terms of the Credit Agreement and the other Credit Documents, together with such powers as are reasonably incidental to such powers; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent legally entitled to do so, attaches the forms described in Section 5.4(b)(ii) of the Credit Agreement.(1)

     4. Following the execution of this Agreement by the Assignor and the Assignee, an executed original of this Agreement (together with all attachments) will be delivered to the Administrative and Collateral Agent. The effective date of this Agreement shall be the date of execution of this Agreement by the Assignor and the Assignee and the receipt of any consent of the Administrative and Collateral Agent, Apria and the Issuing Bank to the extent required by
Section 13.4(b) of the Credit Agreement and receipt by the Administrative and Collateral Agent of the assignment fee referred to in such Section 13.4(b), if applicable (the "Settlement Date").

     5. Upon the delivery of a fully executed original of this Agreement to the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Bank under the Credit Agreement and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. It is agreed that the Assignee shall be entitled to (w) all interest on the Assigned Share of the Loans at the applicable rates specified in the Credit Agreement; (x) all Revolving Loan Commitment Fees (if applicable) on the Assigned Share of the Revolving Loan Commitment at the applicable rate specified in the Credit Agreement; and (y) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the applicable rate specified in the Credit Agreement, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Revolving Loan Commitment Fees and Letter of Credit Fees, to be paid by the Administrative and Collateral Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative and Collateral Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned under this Agreement. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

-----------------------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

     This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties to this Agreement have caused their duly authorized officers to execute and deliver this Bank Assignment and Assumption Agreement, as of the date first above written.

Accepted this ____ day of ___________, ____.

                                   [-------------------]
                                   as Assignor

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   [-------------------]
                                   as Assignee

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



Acknowledged and Agreed:

BANK OF AMERICA, N.A.,
as Administrative and Collateral Agent

By:
   ------------------------------------------
   Name:
   Title:



BANK OF AMERICA N.A.,
as Issuing Bank

By:
   ------------------------------------------
   Name:
   Title: